UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
  SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   October 19, 2004

TOYS “R” US, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11609	22-3260693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey		07470
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code		(973) 617-3500

(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Dorvin Lively, Senior Vice President-Corporate Controller and Principal Accounting Officer of Toys “R” Us, Inc. (the “Company”), has tendered his resignation to the Company effective as of November 3, 2004.  Mr. Lively has advised the Company that he has accepted a position as Chief Financial Officer at Maidenform, Inc.

The Company has appointed Charles Knight to the position of Vice President-Corporate Controller and Principal Accounting Officer effective as of November 3, 2004.  Mr. Knight, 40, has been employed by the Company for 14 years in various financial roles, most recently as Vice President-Corporate Accounting since March 2002.  Mr. Knight, who received a Bachelor degree in accounting from Fairfield University (Connecticut), is a Certified Public Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: October 19, 2004	BY	/s/ Raymond L. Arthur
Raymond L. Arthur
Executive Vice President -
Chief Financial Officer